                                                                   Exhibit 10.10

                                                      FINOVA
                                                      FINANCIAL INNOVATORS

                                                      FINOVA CAPITAL CORPORATION
                                                      MASHELLMAC OFFICE COMPLEX
                                                      1060 FIRST AVENUE
                                                      KING OF PRUSSIA, PA 19406
                                                      TEL 610 354 8250
                                                      FAX 610 354 8270
July 16, 1996




Mr. Carl R. Rose, President
Design Automation Systems, Inc.
3200 Wilcrest Drive Suite 370
Houston, Texas 77042-3366

RE:      Credit Line for Inventory Financing

Dear Mr. Rose:

We are pleased to advise you that FINOVA Capital Corporation (FINOVA) has conditionally approved an inventory financing Credit line of $750,000.00 based upon completing the information listed below.

The terms under which such financing will be provided to you are Net 60 days. FINOVA maintains a common due date program whereas all payments are due in our office on the 5th, 15th or 25th of each month. From time to time, FINOVA may offer different terms to you after notice. You will receive transaction confirmations and monthly statements from us.

In order to activate this credit line, the following documentation needs to be completed:


     1. All enclosed Loan and Security Documentation including but not limited to:

          a.   UCC 1 Forms - Broad Lien, First Priority Filing on Business
               Assets.
          b.   Dealer Loan and Security Agreement.
          c.   Personal Guarantees of Carl Rose and spouse.
          d. Evidence of casualty insurance in an amount equal to $750,000.00 and lenders loss payable clause favoring FINOVA Capital Corporation.
          e.   Landlord Waiver.
          f. Monthly accounts receivable, accounts payable, and inventory reports.
          g.   Quarterly financial statements.
          h.   Termination of NationsCredit UCC Filings.
          i.   Subordination of notes from previous stockholder.
          j.   Verification of payment of note receivable from Eagle Custom
               Homes.
          k.   Satisfactory references.

To maintain this facility we will additionally require current fiscal year end financial statements to be received not later than 3 months after your fiscal year end; and other information as we may request from time to time. Also, you must maintain full compliance with the terms and conditions of the Dealer Loan and Security Agreement. We reserve the right to discontinue this inventory financing at any time at our sole discretion. Any invoice not paid within the period listed above will be charged at a default rate of Prime Rate plus six percent from the due date until payment is received. Offset to payments to your account are not to be made unless authorized by FINOVA. Any unauthorized offsets will be charged the standard default rate.

Your account, once activated will be handled on a daily basis by Account Executive Martha Welch. If you have any questions concerning the items above please contact Martha, or myself at your convenience.

We look forward to a lasting relationship with you and your company. Let me take this opportunity to thank you for allowing us to be of service. If we can be of further assistance, please feel free to contact us at 1-800-777-3731.

Please return the documents to us promptly, along with an acknowledgement copy of this letter.

Sincerely,


/s/ PATRICK SMITH
-------------------
Patrick Smith
Portfolio Manager

                                                  Acknowledged and Accepted

CC:      John Reed
         Scott Simmons
         Martha Welch

                        DEALER LOAN AND SECURITY AGREEMENT

FINOVA Capital Corporation
1060 First Avenue
Suite 100
King of Prussia, PA 19406
                                                 Design Automation Systems, Inc.
                                                 _______________________________
                                                 Exact Legal Name

                                                 3200 Wilcrest Drive
                                                 _______________________________
                                                 Street Address

                                                 Houston, TX 77042-3366
                                                 _______________________________
                                                 City, State, Zip Code

Gentlemen:

     1. We are an authorized dealer of goods manufactured and/or distributed by various manufacturers and distributors (hereinafter called "Manufacturer"). As such, we from time to time buy goods from Manufacturer to be held by us as our inventory for sale by us in the normal course of our business. We may, as more fully set forth herein, from time to time obtain loans from you in order to finance the purchase of certain of such goods, including parts and accessories therefor, from Manufacturer, and desire by this Agreement to set forth in writing our understanding of our loan arrangements with you and secure repayment of such loans and other related debts and liabilities we may have to you, whether now existing or hereafter arising.

     2. Upon our request from time to time, you may, at your sole discretion and without any obligation to do so, make loans to us, under such terms and with such conditions as you shall specify, to enable us to acquire rights in inventory from Manufacturers pre-approved by you for financing programs. We understand that each such loan will be solely at your discretion, and we expressly disclaim any right to expect otherwise, either from the course of our dealing, our need therefor, your dealings with others, your arrangements with Manufacturer, or otherwise. Conversely, nothing herein will prevent us from obtaining financing from other sources, provided that you are completely satisfied that such other financing will not jeopardize our ability to comply with our financial obligations to you and that adequate procedures will be implemented to absolutely assure your ability to identify your Collateral. Accordingly, we will obtain both your written permission prior to arranging such other financing and such acknowledgements and undertakings from our other lenders as you may require.

     We understand that certain terms and conditions applicable to loans obtained by us from you will be set forth in materials to be made available from time to time to us and other dealers, the terms of which, as revised from time to time, being deemed incorporated herein by reference. We understand that these materials are subject to change by you at any time and from time to time, and expressly assume the responsibility of confirming directly with you, upon our request for each loan, the exact terms and conditions then being stated by you, including without limitation rate of interest and terms of repayment. In no event will we view such materials as a commitment or other offer on your part to loan, and we will have no right to any loan under any particular terms until actually made and under the terms so made. We understand and agree that the full amount of each loan will be paid to you on its due date without deduction for any sums due from Manufacturer or any Credit Memo that may have been issued to you, unless you have previously notified us that you have received and applied the amount of the Credit Memo issued by the Manufacturer.

     We understand that you may, from time to time, issue advices to us. Such advices may include, but need not be limited to, periodic or monthly statements of our account, periodic letter advices in the nature of statements of account, issued from time to time, and letter forms or other forms of notices of due dates of finance plan payments and of the specific terms of loans which we have with you. Unless we, within ten (10) days from the date of any such advice, give you written and itemized objection to the contents of such advice, we shall be fully bound thereby and acknowledge that the content of such advice is true, correct, and complete, and accurately reflects our obligations to you as of the date thereof.

     In connection with each loan requested, we will deliver to you such other writings as you shall require, which may include notes or other appropriate evidence of debt. Such notes or other evidence of debt, Manufacturer invoices, and other like materials as may be revised from time to time ("Collateral Documents"), together with this Agreement, contain our entire understanding, and we acknowledge that we will not be relying upon any prior oral or written promises or undertakings or future oral promises between us. No modification hereof or of the Collateral Documents will be binding upon you unless in a writing duly executed on your behalf by an officer holding the rank of Vice President or higher.

     We hereby authorize you to disburse the proceeds of each loan directly to Manufacturer on our behalf. Further, we shall and hereby authorize Manufacturer to deliver its invoice for inventory, together with all Certificates of Origin, directly to you. You may assume that all such invoices so submitted are authentic and accurate and that they have been submitted on our behalf and with our permission. Receipt by you from us or Manufacturer of an invoice for inventory shall be your authority to make a loan to us under terms and conditions then being stated by you. In addition we shall and hereby authorize the Manufacturer to issue as Credit Memos directly to you.

     We acknowledge that the term "Prime Rate", as used in the Collateral Documents in reference to the rate of interest applicable to loans to us, will mean the average of the Prime Rates (the base rate for corporate loans at large U.S. money center commercial banks) quoted in the Wall Street Journal under the caption "Money Rates", and agree that the interest rate applicable to our loans from you will automatically change from time to time effective upon each change in the published Prime Rate. We further agree that interest on our loans from you will be calculated on the basis of a 360 day year but will be chargeable for the actual days that principal is outstanding in the then current year.

     3. We acknowledge that our financial arrangements with you are completely independent of our arrangements with Manufacturer, and that neither you nor Manufacturer are an agent for or acting on behalf of the other. We are not relying, in our understanding with you, on any statements, promises or representations, oral or written, made by Manufacturer, whether or not purportedly on your behalf, relating to the subject matter hereof and of our loans with you. Although we may receive official literature, brochures and other written materials disseminated by you through Manufacturer, we expressly assume the risk that the materials so received are the most current, up to date materials then authorized by you to be disseminated. None of our obligations to you will be affected or impaired, or be subject to any defense, set-off, counterclaim, crossclaim or recoupment, by reason of any claim which we now or hereafter have against Manufacturer or its agents, including without limitation any claim for breach of express or implied warranty of title, or otherwise restated to the condition of the Collateral or our dealings with Manufacturer.

     4. As used herein, the following terms shall have the following meaning:

        a) "Inventory" means all present and future inventory, as that term is defined in the Pennsylvania Uniform Commercial Code ("Code"), together with all parts and accessories, and all replacements, substitutions and additions thereof or thereto.

          b) "Accounts" means all present and future Accounts, as that term is defined in the Code.

          c) "General Intangibles" means all present and future General Intangibles, as that term is defined in the Code, and shall include, without limitation, all Credit Memos and other sums due from Manufacturer, all books, records, ledgers, journals, check books, computer tapes and disks, print outs and other information and sources of information, and all licenses, permits, franchises, tradenames and other rights and privileges used or useful in the conduct of our business and the sale of inventory.

          d) "Proceeds" means present and future Proceeds, as that term is defined in the Code, and shall include, without limitation, insurance payable by reason of loss or damage to any of the Collateral.

          e) "Collateral" means, individually and collectively, inventory, Accounts, General Intangibles and Proceeds.

     5. a) In order to secure repayment to you of each loan made by you to us the proceeds of which enable us to acquire rights in or the use of inventory, we hereby grant to you a purchase money security interest in such inventory, the Proceeds thereof and all General intangibles related thereto, to secure repayment of such loan. It is intended by this subparagraph (a) that only the Inventory so acquired, with Proceeds and related General Intangibles, will secure the loan the proceeds of which enabled us to acquire rights in or the use of such Inventory.

          b) In order to secure repayment to you of all debts and liabilities we may now or hereafter have to you under this Agreement or any other agreement, whether such debt or liability be obtained by you by assignment, negotiation or otherwise, and whether direct or indirect, primary or secondary, absolute or contingent, or otherwise, including but not limited to all loans made by you to us to finance the purchase of Inventory, we hereby grant to you a security interest in all of our inventory and in all Accounts and General Intangibles no matter how obtained by us, whether now existing or hereafter acquired, and the Proceeds of all of the foregoing.

          c) All payments made by us will be deemed to be applied by you first to the loan (i) the proceeds of which enabled us to acquire rights in or the use of Inventory which we have previously sold and (ii) with the earliest due date.

     6. We hereby represent to you that all information provided by us to you in connection with our application for each loan from you is and will be complete and accurate in every respect. WE WILL IMMEDIATELY NOTIFY YOU IN WRITING OF ANY CHANGE IN ANY OF THIS INFORMATION.

     7. We will from time to time execute and/or deliver or cause to be executed and/or delivered to you such financing statements, amendments to financing statements, continuation statements, documents of sale, manufacturers' certificate of origin, warehouse receipts, bills of lading, vehicle titles, waivers, consents and such other manner of things, and take all manner of actions, as you may from time to time request which are in your sole opinion necessary or desirable in order to perfect, protect, maintain, continue, realize and/or enforce your rights and security interests granted herein. This shall include, without limitation, the written waiver by the landlord of each location at which any Collateral is located. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any public office as a financing statement.

     8. We will maintain the Inventory in excellent, salable condition, consistent with the highest standards in the industry, and will comply with all applicable laws relating to our use thereof. We will provide you or your designated representatives with access, at any time, during normal business hours, whether announced or unannounced, to each location at which any Collateral is located, to inspect and examine the Inventory and other Collateral and business records, including without limitation all financial records. We agree, at our sole cost, to keep all Inventory insured against risks covered by standard forms of fire, theft and extended coverage and such other risks as may be reasonably required by you and under policies issued by an insurance company or companies and in amounts satisfactory to you. You shall be named to the extent your interest may appear under a Lendor's Loss Payable Clause in such policy, which shall provide that the insurance cannot be canceled without at least thirty (30) days prior written notice to you and shall insure you notwithstanding any act or neglect on our part. At our expense, we shall furnish you with evidence of the same in form satisfactory to you, and shall provide you with a Certificate thereof naming you as certificate holder. We will promptly remit to you in the form received, with all necessary endorsements, any Proceeds of such insurance. You may make and settle claims and endorse our name on any checks or drafts. You may apply any Proceeds of insurance which may be received by you toward payment of any obligations or liabilities owed to you by us, whether or not then due, in such order of application as you may determine.

     Loss, damage or destruction of all or any of the Collateral shall not affect or diminish our liabilities to you and we assume all responsibility and risk for the existence, character, quality, condition, value, and delivery of Inventory.

     9. We will pay and/or cause to be paid all taxes, levies and other governmental charges and assessments payable on or with respect to the Collateral and any premises of which the Collateral is located, which if unpaid may result in a lien or imposition thereon. Such taxes, levies, charges and assessments will be paid prior to the date that any penalty for late payment may be assessed with respect thereto, and if requested by you we will, at our expense, provide you with receipts or other evidence of payment in form satisfactory to you.

     10. We will not suffer or permit any lien, security interest, charge, claim or encumbrance to be placed on any of the Collateral, other than in your favor, or suffer or permit any interest to exist therein which is adverse to your own. We represent that we are, and agree to remain, the sole and absolute owner of the Collateral, until sold in the ordinary course of our business, and are and will remain qualified under the terms of all applicable laws and under our dealership arrangements with Manufacturer to conduct our business as presently conducted, with all necessary governmental and other licenses, consents and authorizations having been obtained.

     11. At your option, without any obligation to do so, you may pay and discharge taxes, liens, levies, security interests or other encumbrances against the Collateral, may pay for insurance on and for the maintenance and preservation of the Collateral and perform on our behalf any other obligation required to be performed by us hereunder but which we have failed to so do. We shall reimburse you on demand for any payment made or any expense incurred by you pursuant to the authority hereof, with Interest at the highest rate chargeable on any of our loans with you, and will pay you a late charge of 1.5% per month of the amount due to you, or the highest legally permissable rate if lower.

     12. We will furnish you such information regarding our business and financial condition as you may request from time to time, including without limitation such financial statements, in such form and bearing such certifications, as you shall require. We agree that you may audit or cause to be audited our books and records at any and all times, during normal business hours, whether announced or unannounced, and to permit you access to each location at which any of our General Intangibles are located.

     13. We will provide you with written notice of the following matters immediately upon the occurrence thereof:

          a) A change in any information provided by us to you herein, in any application made by us in connection with any loan, or otherwise, including without limitation, any change in the location of any Collateral or in any other circumstances regarding the Collateral or our business operations;

         b) Loss, theft, or substantial damage or destruction of any of the Collateral or related to our business operations generally; or

         c) Any other matter which might have a material adverse affect on our financial condition or operations or which, upon the giving of notice or passage of time, or both, would result in an event of default by us hereunder.

    14. Any one or more of the following shall be an event of default by us under this Agreement;

         a) Failure by us or any person jointly or otherwise liable to you for our obligations to you, as surety, guarantor or otherwise ("Other Obligor") to pay any amount due you, as and when due, contained or referred to herein or in any other instrument, document, or agreement to which we or such Other Obligor are a party or by which we or such Other Obligor are bound to you, whether now existing or hereafter created; or

         b) Failure by us or any Other Obligor to perform or comply with any other obligation, covenant or liability contained or referred to herein or in any other instrument, document, or agreement to which we or such Other Obligor are a party or by which we or such Other Obligor are bound to you, whether now existing or hereafter created, and such failure, if reasonably susceptible of cure, is not cured within fifteen (15) days of the occurrence thereof; or

         c) If any warranty, representation, or statement made or furnished to you by us or on our behalf or on behalf of an Other Obligor, including any representation made on our behalf by Manufacturer, proves to be false, misleading or incomplete in any respect; or

         d) Loss, theft or substantial damage or destruction of any of the Collateral, or the molding of any levy, seizure, or attachment thereof or thereon; or

         e) Dissolution, merger, consolidation, sale or other disposition of a controlling interest in our ownership or of substantially all of our assets, termination of existence, insolvency, business failure, appointment of a receiver, trustee, sequestrator, conservator, or other judicial representative, whether similar or dissimilar, for us or for all or any part of our property, assignment by us for the benefit of creditors or the commencement of any proceeding by or against us under any provision of any federal or state bankruptcy or insolvency laws; or

         f) Failure by us to pay any obligation(s) or liability(ies) whatsoever, past, present or future, when due to any other creditor, or the occurrence of any event of default by us under any agreement with any of our respective creditors, including without limitation the occurrence of an event of default under any loose relating to any premises upon which all or any part of our Inventory or other Collateral is located; or

         g) If we give notice of a Bulk Sale or intended Bulk Sale, or call a meeting of our respective unsecured creditors or offer a composition or extension to such creditors, or cease to operate our respective business.

    15. Upon the occurrence of an event of default; you shall have the right to repossess the inventory and also any and all rights available under the Code, including, without limitation, the right to declare any and all unpaid balances of principal, interest, costs and expenses arising out of any and all of our obligations or liabilities to you, whether past, present or future, direct or indirect, measured or unmeasured, liquidated or unliquidated, immediately due and payable without notice to or demand on us. We irrevocably authorize you or your agent to enter all premises to take possession of and remove the inventory and other Collateral and release you from any and all liability with respect to such entry or removal. We shall in case of default, if you so request, assemble and deliver the inventory and other Collateral, at our expense, to a place to be designated by you. We shall pay all of the costs you incur in the enforcement of any of our obligations to you or the collection of any liabilities owed to you by us, including, without limitation, costs, expenses and reasonable attorneys' fees. If any notification of intended deposition of any of the inventory or other Collateral is required by law, such notification shall be deemed reasonably and properly given if mailed by ordinary mail or overnight delivery service at least ten (10) days before such disposition, postage prepaid, addressed to us, either at our address shown in this Agreement, or at such other address as we may have designated to you in writing.

    16. To the extent permitted by applicable law, we authorize you, your designee, the Clerk of the Court, or any attorney of any Court in the Commonwealth of Pennsylvania or any other state, to appear for us at any time in any and all actions and to confess judgment against us for all sums then owed to you, whether or not then payable, together with an attorney's fee of 15% of all sums then owed and/or for the recovery of any or all of the inventory in our possession. Wherever this provision is prohibited, unenforceable or unlawful, it is deemed stricken from this Agreement.

    17. Any law, custom or usage to the contrary notwithstanding, you shall have the right at all times to enforce the covenants and provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on your part in refraining from so doing at any time or times. Your failure at any time to invoke your rights under the covenants and provisions of this Agreement strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms and provisions of this Agreement or as having in any way or manner modified, altered or waived the same. Time is of the essence in our performance hereunder and under all other agreements with you. All of your remedies are cumulative and not alternative, and can be exercised in any order and in any manner, separately or simultaneously, and from time to time until all liabilities and obligations to you are satisfied in full.

    18. This Agreement may be assigned by you, but we may not assign this Agreement without your prior written consent. If you assign this Agreement, you shall have no further obligation hereunder. All of your rights hereunder shall inure to the benefit of your successors and assigns and all our obligations shall bind our successors and assigns. If there be more than one party obligated to you under this Agreement, their obligations hereunder shall be joint and several, and the terms "we" "us" or "our" as used herein shall refer to them jointly and severally.

    19. We authorize and empower you or your employees, agents or representatives, on our behalf, and in our name, to complete and supply any omission or blank spaces in this Agreement and in any documents or financing statements executed by us and including amendments and continuations thereof under the Code; to execute and/or have acknowledged any form of security instruments, notes, drafts and documents; and to make any requests affidavits which may be necessary or required by you, and/or which you may desire to evidence or secure advances made by you pursuant to the forms of this Agreement. All of the foregoing may be executed in such form and substance as you in your sole discretion may deem necessary or proper, and this power of attorney, being coupled with an interest, is irrevocable.

    20. Our offices, by execution hereof, warrant and represent to you that we are a duly formed corporation and are qualified to do business in the state(s) in which our place(s) of business is (are) located; and, at a Board of Directors meeting duly convened, our officer(s) were properly authorized to execute and deliver this Agreement and as other documents whether hereunder or otherwise; that the execution and delivery of this Agreement does not contravene the Articles of Incorporation, By-Laws, or any agreement, documents or instrument to which we are a party or by the terms of which we are bound.

    21. Any provision or part thereof in this Agreement found upon judicial interpretation or construction to be prohibited by law shall be ineffective to the extent of such prohibition, without invalidating the remaining provisions hereof. All words used shall be understood and construed to be of such gender or number as the circumstances may reasonably require.

    22. THIS AGREEMENT SHALL BE DEEMED EFFECTIVE WHEN ACCEPTED AND EXECUTED BY YOU IN THE COMMONWEALTH OF PENNSYLVANIA AND THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

    23. AS AN INDEPENDENT COVENANT, WE IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS OF COMMON PLEAS OF PHILADELPHIA, PENNSYLVANIA AND/OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA IN ANY AND ALL ACTIONS BETWEEN US WHETHER UNDER THIS AGREEMENT OR OTHERWISE AND TO THE SERVICE OF PROCESS THEREIN BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO US AT THE ADDRESS AS SET FORTH HEREIN OR ON YOUR RECORDS, AND IRREVOCABLY WAIVE JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL ACTIONS BETWEEN US, WHETHER UNDER THIS AGREEMENT OR OTHERWISE.

    WE HEREBY ACKNOWLEDGE THAT WE HAVE READ AND UNDERSTAND ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.

    Intending to be legally bound, signed and delivered on   July 24, 1996  .
                                                           -----------------

Design Automation Systems, Inc.
------------------------------------
(Corporate Name)

By:  /s/ Carl R. Rose
    --------------------------------
President

Attest:  /s/ Jenta G. Rose
        ----------------------------
Secretary

(CORPORATE SEAL)

                                       APPROVED AND ACCEPTED IN KING OF
                                         PRUSSIA, PENNSYLVANIA

                                       FINOVA CAPITAL CORPORATION
                                       (Secured Party)

                                       BY:  /s/ Melissa J. Brown
                                           ------------------------------

                                       DATE:  July 25, 1996
                                             ----------------------------



Federal Tax ID#  76-0293306

                             INDIVIDUAL GUARANTY

TO: FINOVA Capital Corporation
    1060 First Avenue
    King of Prussia, PA 19406

     1. IDENTIFICATION. This Guaranty is made by each of the undersigned, jointly and severally if more than one, in your favor. In order to induce you to enter into one or more notes, loan agreements and/or security agreements (herein, the "Agreements") with DESIGN AUTOMATION SYSTEMS, INC. (herein, the "Debtor") or to otherwise extend or continue financial accommodations in favor of the Debtor or to acquire obligations or indebtedness owing by the Debtor.

     2.  GUARANTY OBLIGATION.
         (a) We unconditionally guarantee to you and undertake the obligations of a surety with respect to the following described obligations and liabilities of the Debtor (herein, the "Debtor's Liabilities"):

         (i) the prompt payment in full of any and all now existing or hereafter arising indebtedness or obligations of the Debtor to you of every kind or nature, whether acquired by you by negotiation, assignment or otherwise, and whether direct or indirect, absolute or contingent, matured or unmatured, or otherwise, and including without limitation all advances and other loans now or at any time hereafter made by you to the Debtor under or secured by the Agreements, or otherwise. WITHOUT LIMITATION, THE FOREGOING GUARANTY SHALL EXTEND TO ANY OBLIGATIONS WHICH THE DEBTOR MAY INCUR TO YOU UNDER ANY AGREEMENT OR BY REASON OF ANY OTHER FINANCIAL ACCOMMODATION BETWEEN YOU AND THE DEBTOR MADE AFTER THE DATE HEREOF WHETHER OR NOT PRESENTLY CONTEMPLATED. WE ACKNOWLEDGE THAT IT IS OUR RESPONSIBILITY TO OBTAIN FROM
TIME TO TIME DIRECTLY FROM THE DEBTOR SUCH INFORMATION AS WE MAY REQUIRE CONCERNING THE OBLIGATIONS AND INDEBTEDNESS GUARANTEED HEREBY, WHICH RESPONSIBILITY IS REASONABLE IN LIGHT OF OUR RELATIONSHIP WITH THE DEBTOR; and

         (ii) the prompt, full and faithful performance and discharge by the Debtor of each and every form, condition, agreement, representation, warranty and provision on the part of the Debtor contained in any of the Agreements or in any modification, amendment or substitution thereof or in any other document or instrument evidencing or securing any obligation or indebtedness of the Debtor to you.

         (b) We shall, on your demand, reimburse you for all expenses, collection charges, court costs and attorneys' fees incurred by you in endeavoring to collect Debtor's Liabilities, and to enforce, protect or defend any of your rights and remedies against us and/or the Debtor or against any other person or entity primarily or secondarily liable for the obligations and indebtedness guaranteed hereby (herein, an "Obligor"), or against or with respect to any property, real or personal, now or hereafter granted to or obtained by you as security for Debtor's Liabilities or for our liabilities and obligations to you hereunder or for those of any Obligor (herein, "Secured Property"), together with interest thereon until reimbursed at a rate equal to five (5) percent above the rate of interest payable on the Debtor's Liabilities guaranteed hereby (or for the highest rate permitted by law) of the amount due by us to you.

     3.  LIABILITY ABSOLUTE; WAIVERS.

         (a) We shall pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part or all of the Agreements or other documents or instruments evidencing the Debtor's Liabilities, or any financial accommodation for or transaction with the Debtor, shall be invalid, void, voidable or otherwise unenforceable, in whole or in part, as against the Debtor, any property of the Debtor, or any of the Debtor's creditors. Including a trustee in bankruptcy of Debtor or Debtor as a debtor-in-possession, including without limitation by reason of any theory or provision of law or equity, statutory or otherwise, relating to consideration, or the lack thereof, or to any alleged fraudulent, preferential or other improper transfer or conveyance, and including further, without limitation, by reason of failure by any person, including yourself, to any document or take any other action to make any of your rights against the Debtor, any other Obligor or any property, pursuant to the Agreements or otherwise, enforceable in accordance with their respective terms.

         (b) You shall have the right from time to time, and at any time, without notice to or consent from us, and without affecting, impairing or discharging, in whole or in part, our obligations to you hereunder, to enter into agreements with the Debtor or any other Obligor to modify, change or supplement, in any respect whatsoever, any evidence of indebtedness, or any agreement or transaction between you and the Debtor or between you and any other Obligor, or any portion or provision of any thereof; to grant extensions of time and other indulgences of any kind to the Debtor or other Obligor; to compromise, release, substitute, exercise, enforce, or fail or refuse to exercise or enforce any claims, rights or remedies of any kind which you may have at any time, against the Debtor or any other Obligor, or any portion thereof, or with respect to any Secured Property; and to release, substitute or surrender and to enforce, collect or liquidate any security of any kind held by you at any time, and all of the foregoing whether done negligently, willfully or otherwise.

     (c) Our obligations to you shall not be affected, impaired or discharged, in whole or in part, by reason of your failure to obtain, in the first instance, rights against any person or entity, including without limitation, the Debtor, or in or with respect to any property, or to protect, perfect, continue or maintain any such rights.

     (d) We waive notice of acceptance hereof and all notices and demands of any kind to which we may otherwise be entitled including, without limitation, all demands of payment and notice of nonpayment, protest and dishonor, to us or to the Debtor, or to the makers or endorsers of any notes or other instruments for which we are or may be liable hereunder, and further waive notice of any adverse change in the Debtor's financial condition, the value of any Secured Property, or any other fact which might materially increase our risk to you hereunder.

     (e) We waive any right to require you to, prior to proceeding against us hereunder: (i) proceed against Debtor and/or any other Obligor; (ii) proceed against or exhaust any Secured Property; or (iii) pursue any other remedy which you may have.

     4.   Primary Nature of Obligations: No Set-Off.

          Our Facility to you hereunder is primary, absolute, unconditional, continuing, direct and independent of the obligations of the Debtor. Nothing shall discharge or satisfy our ability hereunder except the full performance and payment of all of the Debtor's Liabilities. In the event that all of Debtor's Liabilities shall have at any time been paid and performed in full, this Guaranty and our obligations hereunder shall nevertheless remain in full force and effect and be operative with respect to Debtor's Liabilities incurred or arising at any time or times thereafter. We shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to the Debtor and/or any property of the Debtor, unless and until all of Debtor's Liabilities have been paid and performed in full. Our liability to you hereunder shall not be subject to set-off counterclaim, orderclaim or defense arising out of or by virtue of any claim or right which we may at any time have against the Debtor or other Obligor, or which we may at any time have against you in connection with this or any other transaction with or acquired by you.

     5.   Continuing Nature of Guaranty.

          Our obligations under this Guaranty shall be constituting. This instrument shall continue in full force and effect until our obligations to you are terminated by the actual receipt by you of written notice from us of such termination. Such termination shall be applicable only to such of Debtor's Liabilities as have their inception thereafter. Specifically, without limitation, we shall, after and notwithstanding such termination, remain obligated to you under the terms hereof for: (i) all of Debtor's Liabilities incurred prior to your actual receipt of such notice of termination, including interest or other finance charges at any time theretofore accrued or thereafter accruing or payable thereon, (ii) all of your costs and expenses, including attorneys' fees, at any time incurred in connection with your enforcement and collection of of Debtor's Liabilities incurred prior to your actual receipt of such notice of termination, (iii) Debtor's Liabilities incurred subsequent to your actual receipt of such notice of termination, pursuant to any perceived or actual commitment made on your part prior to such notice of termination, arising out of any course of dealing or other perceived or actual legal or other requirement obligating or committing you to make advances, loans or other financial accommodations giving rise to such Debtor's Liabilities, and (iv) advances at any time made by you to protect your interests under or in connection with Debtor's Liabilities incurred prior to your actual receipt of such notice of termination. We acknowledge that, upon such termination, you will have absolutely no further obligation to consider any further requests for loans or other extensions of credit or financial accommodations for the Debtor.

     6.   Security for Guaranty.

          All sums at any time to our credit and any of our present and future property at any time in your possession shall be deemed held by you as security for any and all of our obligations to you hereunder.

     7.   Subordination.

          Any and all present and future indebtedness and obligations of the Debtor to us are hereby agreed to be postponed in your level. Upon written notice given by you to us, which you may give at any time whether or not the Debtor is in default to you, we will refrain from accepting any payments on account of such indebtedness tendered by the Debtor or any other Obligor thereon, or realized from any security therefor, and any amounts received by us in violation of the foregoing shall be held by us upon an express trust for your benefit and turned over to you upon demand. Until such notice, we will accept only such payments which are in the nature of regularly scheduled payments made pursuant to periodic reductions required by the terms of the documents evidencing such indebtedness, and shall not accept any prepayment thereof, whether on default, on demand under any demand instrument, or otherwise. We represent to you that all such indebtedness owing to us is, and agree that it shall remain, and any future indebtedness shall be unsecured.

     8.   No Waiver.

          No failure, omission or delay on your part in exercising any rights hereunder or under the Agreements or with respect to Debtor's Liabilities, either against the Debtor or any other Obligor, or any Secured Property, shall operate as a waiver of such rights or shall, in any manner, prejudice your rights against us hereunder or otherwise.

     9.   Cumulative Remedies.

          All of your rights and remedies under the Agreements, this Guaranty and under any other document or instrument evidencing or securing Debtor's Liabilities are separate and cumulative and may be pursued separately, accessively or concurrently, are non-exclusive and the exercise of any one or more of them shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which you may be entitled. This Guaranty shall be deemed to be in addition to, and not in lieu of, any prior suretyship or guaranty delivered by us to you, and any suretyship or guaranty at any time hereafter delivered by us to you shall be deemed to be in addition to, and from in lieu of, this Guaranty.

     10.  Application of Funds.

          Any payment made by us hereunder, or by the Debtor or any other Obligor, and only proceeds realized by you from any Secured Property, may be applied by you to any of Debtor's Liabilities on any order which you may determine, notwithstanding any designation by us, the Debtor or other Obligor to the contrary. To the extent that the Debtor has at any time any liabilities or obligations to you for which we are not obligated to you under the terms of this Guaranty, any payments received by you from the Debtor or any other Obligor, or proceeds realized by you from any security, and regardless of any designation by any person or entity to the contrary, may be applied by you to such other liabilities and obligations prior to your applying any amounts to Debtor's Liabilities for which we are obligated to you hereunder.

     11.  Modifications.

          No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or limited, and signed by us and you.

     12.  Merger.

          This writing is intended as a final, complete and exclusive expression of our agreement with you relative to the subject matter hereof. No course of prior dealing between you and us, no usage of the trade, and no parole of extrinaic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this Guaranty.

     13.  Severability.

     In case any one of more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegibility or unenforceability shall not affect any other provisions hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.